EXHIBIT 23.1




               CONSENT OF INDEPENDENT AUDITORS





INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of House of Fabrics, Inc. pertaining to the House of Fabrics, Inc. Non-Employee Directors' Stock
Option Plan on Form S-8 of our report dated April 29, 1996, appearing in the Annual Report on Form 10-K of House of Fabrics, Inc. for the year ended January 31, 1996.




___Deloitte & Touche LLP___
Deloitte & Touche LLP


Costa Mesa, California
September 23, 1996